UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   Washington, D.C. 20549




                                          FORM 8-K

                                       CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15(d) OF THE

                              SECURITIES EXCHANGE ACT OF 1934


            Date of Report (Date of earliest event reported): November 21, 2006




                                  FirstFed Financial Corp.
                                  -----------------------
                   (Exact name of registrant as specified in its charter)



         Delaware                 1-9566                   95-4087449
        ---------                 ------                   ----------
(State of Incorporation)  (Commission File No.)(IRS Employer Identification No.)



401 Wilshire Boulevard, Santa Monica, California            90401-1490
-------------------------------------------------           ----------
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code: (310) 319-6000


     Check the appropriate box below if the Form 8-K filing is intended to simultaneouslysatisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17CFR 240.13e-4(c))


                                 Total number of pages is 4

                                Index to Exhibits is on Page 3

ITEM 7.01.  Regulation FD Disclosure.

     The Registrant hereby incorporates by reference into this Item. 7 the summary monthly financial data as of and for the period ended October 31, 2006 attached as Exhibit 99.1, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD.

     A discussion of the factors that could impact the Bank's loan portfolio in general, and the Registrant's overall business and financial performance , can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date and period of time, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.


ITEM 9.01.  Financial Statements and Exhibits.

     (d)    Exhibits

            99.1 Monthly Financial Data as of and for the period ended October 31, 2006 (Unconsolidated)



                                    S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRSTFED FINANCIAL CORP.


Dated: November 21, 2006                         By: /s/ Douglas J. Goddard
                                                         ------------------
                                                         Douglas J. Goddard
                                                         Chief Financial Officer

                                     INDEX TO EXHIBITS





         Exhibit                                                         Page

  99.1   Monthly Financial Data as of and
           for the period ended October 31, 2006                           4



                                         EXHIBIT 99.1

                               First Federal Bank of California
             MONTHLY REPORT OF OPERATIONS Unconsolidated Financial Highlights
                                         Unaudited
                                   (Dollars in thousands)

                              As of, for        As of, for          As of, for           As of, for the       As of, for the
                              the month ended   the month ended     the month ended      10 months ended      10 months ended
                              October 31,       September 30,       October 31,          October 31,          October 31,
                              2006              2006                2005                 2006                 2005
                              ----              ----                ----                 -----                ----

Cash and investment
securities                   $    341,959       $   601,370          $   262,338          $    341,959        $      262,338
Total mortgage-backed
securities                   $     60,627       $    61,670          $    78,034          $     60,627        $       78,034
Total assets                 $  9,659,556       $10,076,160          $10,020,985          $  9,659,556        $   10,020,985

LOANS:
Total loans, net             $  9,005,468       $ 9,159,171          $ 9,389,828          $  9,005,468        $    9,389,828

Loans originated/purchased:
  Single family loans        $    120,971       $   111,509          $   328,859          $  1,727,437        $    3,652,284
  Multi-family loans               19,713            13,522               23,265               213,298               374,545
  Commercial real estate
  loans                                --                --                5,162                11,057                44,401
  Other                             1,625             4,720                  443                30,733                34,013
                               ----------        ----------           ----------           -----------          ------------
                             $    142,309       $   129,751          $   357,729          $  1,982,525        $    4,105,243
                               ==========        ==========           ==========           ===========          ============

Percentage of ARMs
originated:                          100%              100%                 100%                  100%                  100%

Loan repayments:
  Single family loans        $    220,180       $   179,622          $   142,040          $  1,929,741        $    1,175,409
  Multi-family and commercial
   real estate loans               23,276            29,089               26,122               296,271               330,765
  Other                             1,874             2,737                6,613                36,599                37,235
                               ----------        ----------           ----------           -----------          ------------
                             $    245,330       $   211,448          $   174,775          $  2,262,611        $    1,543,409
                               ==========        ==========           ==========           ===========          ============

Loan sold                    $     46,463       $    93,519          $    12,119          $    366,236        $       12,119

Percentage of portfolio
in adjustable rate loans          97.00 %           96.93 %               95.99%               97.00 %                95.99%

Non-performing assets
   to total assets ratio           0.18 %            0.11 %                0.04%                0.18 %                 0.04%

BORROWINGS:
Federal Home Loan
Bank  Advances               $  1,833,000       $ 2,238,000          $ 3,716,600          $  1,833,000        $    3,716,600
Reverse repurchase
aggrements                   $    980,000       $   950,000          $ 1,182,784          $    980,000        $    1,182,784

DEPOSITS:
Retail deposits              $  2,776,501       $ 2,738,829          $ 2,589,767          $  2,776,501        $    2,589,767
Wholesale deposits              3,169,279         3,262,617            1,881,438             3,169,279             1,881,438
                               ----------        ----------           ----------           -----------          ------------
                             $  5,945,780       $ 6,001,446          $ 4,471,205          $  5,945,780        $    4,471,205
                               ==========        ==========           ==========           ===========          ============

Net increase                 $   (55,666)       $   105,623          $    39,120          $  1,560,726        $      686,310
(decrease)

AVERAGE INTEREST RATES (CONSOLIDATED):
-------------------------------------
Yield on loans                      7.62% (1)        7.58 % (1)           6.05 % (1)             7.11% (1)             5.38% (1)
Yield on investments                5.62% (2)        5.20 % (2)           4.34 % (2)             5.07% (2)             3.92% (2)
Yield on earning assets             7.51%            7.44 %               5.96 %                 6.99%                 5.31%
Cost of deposits                    4.49%            4.43 %               2.85 %                 3.97%                 2.27%
Cost of borrowings                  5.33%            5.29 %               3.87 %                 4.80%                 3.24%
Cost of money                       4.77%            4.74 %               3.38 %                 4.33%                 2.77%
Earnings spread                     2.74%            2.70 %               2.58 %                 2.66%                 2.54%
Effective net spread                3.06%            3.00 %               2.72 %                 2.91%                 2.68%

(1)   Reflects the reclassification of prepayment fees and late payment charges to interest income from non-interest income.
(2)   Reflects the inclusion of the average balance in FHLB stock and the related dividend income.